GUARANTOR'S ACKNOWLEDGEMENT

                               OF

            FIRST AMENDMENT TO USMX OF ALASKA, INC.

                        CREDIT AGREEMENT

          USMX, INC, a Delaware corporation ("USMX") and Guarantor pursuant to that certain Guaranty (the "Guaranty") by USMX for the benefit of N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England ("Lender"), Guarantor of the obligations of USMX OF ALASKA, INC., a company organized and existing under the laws of Alaska ("AK"), under that certain Credit Agreement dated as of July 11, 1996, between Lender and AK (the "AK Credit Agreement"), hereby acknowledges the FIRST AMENDMENT TO CREDIT AGREEMENT made and entered into as of November 15, 1996, by and between Lender and AK (the "AK Amendment") and ratifies and confirms the Guaranty, which shall remain in full force and effect. USMX hereby further agrees that, as provided by the Guaranty, USMX's liabilities and obligations relative to the Guaranteed Obligations (as defined in the Guaranty and as such obligations shall be modified from time to time by agreement of Lender and AK) shall not be limited, diminished, released, discharged or reduced in any way by the AK Amendment, and USMX remains fully bound under the Guaranty for the Guaranteed Obligations.

          Signed and delivered as of this 15th day of November, 1996.

                                USMX

                                USMX, INC.


                                By:
                                 Name:
                                 Title: